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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2007

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                 43-1781797
            ---------                                 ----------
            (COMMISSION                               (IRS EMPLOYER
            FILE NUMBER)                              IDENTIFICATION NO.)


575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01  REGULATION FD DISCLOSURE.

         On March 28, 2007, Solutia Inc. ("Solutia" or the "Company") entered into a confidentiality agreement (the "Trade Claimants' Undertaking") with certain of the holders of its trade claims (the "Trade Claimants"), and on March 29, 2007, the Company entered into a confidentiality agreement (the "Noteholders' Undertaking" and together with the Trade Claimants' Undertaking, the "Undertakings") with certain of the holders (the "Noteholders") of Solutia's 6.72% Notes due October 15, 2037 and the 7.375% Notes due October 15, 2027.

         Pursuant to the Undertakings, Solutia agreed to provide certain information (the "Confidential Information") to the Noteholders, the Trade Claimants and other stakeholders in Solutia's Chapter 11 Cases (collectively, the "Stakeholders") to enable discussions between the parties regarding a potential negotiated resolution of unresolved issues in the Chapter 11 Cases. To assure that the restrictions on the Noteholders' and the Trade Claimants' ability to trade would be limited, Solutia agreed to publicly disseminate the Confidential Information upon the occurrence of certain events or by April 30, 2007.

         In accordance with the provisions of the Undertakings described above, Solutia hereby makes the following disclosures:

          o On March 29, 2007, Solutia provided to the Stakeholders a summary of the status of Solutia's bankruptcy claims resolution process (the "Claims Summary"). A copy of the Claims Summary is furnished hereunder as Exhibit 99.1.

          o On March 29, 2007, Solutia provided to the Stakeholders a summary prepared by its financial advisors of Solutia's updated valuation (the "Valuation Summary"). A copy of the Valuation Summary is furnished hereunder as Exhibit 99.2.

          o On March 29, 2007, Solutia provided to the Stakeholders a summary prepared by its financial advisors of updated calculations, as of March 29, 2007, regarding Solutia's projected debt capacity upon emergence from Chapter 11 (the "Debt Summary"). A copy of the Debt Summary is furnished hereunder as Exhibit 99.3.

          o On March 29, 2007, Solutia provided to the Stakeholders a summary of Solutia's updated business plan (the "Updated Business Plan Summary"). A copy of the Updated Business Plan Summary is furnished hereunder as Exhibit 99.4. The Updated Business Plan Summary includes both historical and projected financial information. Because the Company excludes one-time, non-operational gains and losses to prevent distortion of business trends in accounting for historical financial information, the historical financial information is not in accordance with U.S. generally accepted accounting principles
               (GAAP). Exhibit 99.4 includes a reconciliation of non-GAAP financial measures with GAAP financial measures.

          o On April 10, 2007, Solutia provided to the Stakeholders a term sheet proposal (the "Term Sheet Proposal") to initiate discussions with the Stakeholders for renewed settlement negotiations to reach a consensual plan of reorganization. A copy of the Term Sheet Proposal is furnished hereunder as
               Exhibit 99.5.


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          o    On April 16, 2007, Solutia provided to the Stakeholders a
               letter proposing modifications to the April 10th Term Sheet Proposal (the "Proposal Modification"). A copy of the Proposal Modification is attached hereunder as Exhibit 99.6

CAUTIONARY AND FORWARD LOOKING STATEMENTS.

         Solutia does not generally publicly disclose its strategic plans or projections for its anticipated financial position or results of operations or the other types of forward looking information contained in the Claims Summary, the Valuation Summary, the Debt Summary, the Updated Business Plan Summary, the Term Sheet Proposal and the Proposal Modification (the "Disclosures"). Accordingly, the Disclosures furnished as part of this current report on Form 8-K, remain in the form as was provided to the Stakeholders and have not been updated to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions or other circumstances arising and/or existing or to reflect the occurrence of any unanticipated events in each case as of or through the date of this current report on Form 8-K. The Disclosures were prepared by Solutia, Solutia's legal counsel and other advisors. Solutia's legal counsel and other advisors do not assume any responsibility for the Disclosures nor do they undertake any obligation to update any of the information or analysis contained therein. Further, Solutia does not intend to update or revise the Disclosures provided to the Stakeholders and furnished as part of this current report on Form 8-K to reflect changes in future general economic, industry or chemicals category conditions.

         The Disclosures were not prepared with a view toward general use, but rather were prepared for the limited purpose of providing information to the Stakeholders at a point in time pursuant to the Undertaking. The data contained in the Disclosures were provided as of the dates listed above and represented Solutia's then forecasted expectations as described therein. The estimates and assumptions underlying the Disclosures and any other prospective financial information or projections are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and are beyond the control of Solutia. Accordingly, there can be no assurance that the results set forth in the Disclosures, or any other prospective financial information or projections, will be realized. It is likely that there will be differences between actual and projected results, and actual results may be materially higher or lower than those set forth above.

         This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management's current expectations and assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia's most recent Annual Report on Form 10-K, under "Cautionary Statement About Forward Looking Statements," Solutia's quarterly reports on Form 10-Q, and in filings with the U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the "Investors" section of Solutia's website at

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www.solutia.com. The bankruptcy court filings can be accessed by visiting
www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

Exhibit 99.1  Claims Summary, as provided to the Stakeholders on March 29,
                2007.

Exhibit 99.2  Valuation Summary, as provided to the Stakeholders on March 29,
                2007.

Exhibit 99.3  Debt Summary, as provided to the Stakeholders on March 29, 2007.

Exhibit 99.4  Updated Business Plan Summary, as provided to the Stakeholders on
                March 29, 2007.

Exhibit 99.5  Term Sheet Proposal, as provided to the Stakeholders on April 10,
                2007.

Exhibit 99.6  Proposal Modification as provided to the Stakeholders on
                April 16, 2007.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SOLUTIA INC.


                                      By: /s/Rosemary L. Klein
                                          --------------------
                                      Name: Rosemary L. Klein
                                      Title: Senior Vice President, General
                                      Counsel and Secretary

Date: April 27, 2007


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                                 EXHIBIT INDEX

Exhibit
Number                           Description

99.1    Claims Summary, as provided to the Stakeholders on March 29, 2007.
99.2    Valuation Summary, as provided to the Stakeholders on March 29, 2007.
99.3    Debt Summary, as provided to the Stakeholders on March 29, 2007.
99.4    Updated Business Plan Summary, as provided to the Stakeholders on
        March 29, 2007.
99.5    Term Sheet Proposal, as provided to the Stakeholders on April 10, 2007.
99.6    Proposal Modification as provided to the Stakeholders on April 16, 2007.



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